UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2016

VENTAS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Douglas Crocker II, a member of the Board of Directors (the “Board”) of Ventas, Inc. (the “Company”), has retired from the Board effective as of immediately prior to the Annual Meeting of Stockholders of the Company in connection with the Company’s director retirement policy.

A copy of the press release issued by the Company on May 10, 2016 announcing Mr. Crocker’s retirement is filed herewith as Exhibit 99.1 and incorporated in this Item 5.02 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on May 10, 2016.

Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.  Set forth below are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive Proxy Statement, filed with the Securities and Exchange Commission on March 29, 2016:

1.            The election of nine directors to terms expiring at the 2017 Annual Meeting of Stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Melody C. Barnes	272,552,921	5,054,974	313,245	32,075,648
Debra A. Cafaro	255,338,178	8,153,865	14,429,097	32,075,648
Jay M. Gellert	271,099,444	6,500,642	321,054	32,075,648
Richard I. Gilchrist	272,181,802	5,421,777	317,561	32,075,648
Matthew J. Lustig	276,611,505	849,012	460,623	32,075,648
Douglas M. Pasquale	266,675,868	10,819,253	426,019	32,075,648
Robert D. Reed	277,128,359	387,906	404,875	32,075,648
Glenn J. Rufrano	277,141,414	380,856	398,870	32,075,648
James D. Shelton	257,365,138	20,152,509	403,493	32,075,648

2.        The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2016.

For	Against	Abstain	Broker Non-Votes
309,085,685	455,469	455,634	—

3.        The approval, on an advisory basis, of the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
187,974,254	89,226,409	720,477	32,075,648

Item 8.01.	Other Events.

On May 10, 2016, the Company announced that its Board of Directors declared a regular quarterly dividend of $0.73 per share, payable in cash on June 30, 2016 to stockholders of record on June 6, 2016.  The dividend is the second quarterly installment of the Company’s 2015 annual dividend.

A copy of the press release issued by the Company on May 10, 2016 is incorporated in this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits:

Exhibit Number	Description
99.1	Press release issued by the Company on May 10, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date:	May 10, 2016	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, Chief
Administrative Officer, General
Counsel and Ethics and Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by the Company on May 10, 2016.